UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 7, 2008

SCIENTIFIC LEARNING CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-24547 (Commission File No.)	94-3234458 (IRS Employer Identification No.)

300 Frank Ogawa Plaza, Suite 600

Oakland, CA 94612

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (510) 444-3500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01	Financial Statements, Pro Forma Financial Information and Exhibits.
(a)	Financial Statements of Business Acquired

The historical audited financial statements of Soliloquy – A Division of JTT Holdings, Inc. (“Soliloquy”) as of December 31, 2007 and 2006 and for each of the years then ended are filed as Exhibit 99.1 and are incorporated in their entirety into this Item.

(b)	Pro Forma Financial Statements

The pro forma financial information as of and for the year ended December 31, 2007 is furnished as Exhibit 99.2 and is incorporated in its entirety into the Item by reference.

(d) Exhibits

Exhibit No.	Description
23.1	Consent of Vitale, Caturano & Company Ltd., Independent Public Accounting Firm of Soliloquy
99.1	Audited financial statements of Soliloquy as of December 31, 2007 and 2006 and for each of the years then ended
99.2	Pro forma financial information as of and for the year ended December 31, 2007

2.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SCIENTIFIC LEARNING CORPORATION

Date: March 21, 2008	By: /s/ Linda L. Carloni
Title: Vice President and General Counsel

3.

Exhibit Index

Exhibit No.	Description
23.1	Consent of Vitale, Caturano & Company Ltd., Independent Public Accounting Firm of Soliloquy
99.1	Audited financial statements of Soliloquy as of December 31, 2007 and 2006 and for each of the years then ended
99.2	Pro forma financial information as of and for the year ended December 31, 2007

4.